UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2016

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Endurance Exploration Appoints Ermanno Santilli as a member of its Board of Directors

May 4, 2016. Clearwater, FL-Endurance Exploration Group (OTCQB:EXPL) is pleased to announce that it has appointed Ermanno Santilli as a member of the Board of Directors.

Mr. Ermanno P. Santilli has been the Chief Executive Officer of MagneGas (NASDAQ:MNGA) Corporation since June 15, 2012 and served as its Interim President since June 10, 2013 until April 19, 2016. Mr. Santilli served as an Executive Vice President of International Relations at MagneGas Corporation since March 2009 until June 15, 2012. Mr. Santilli oversees all international business development, including customer acquisition, marketing, public relations, contract negotiation and distributor relationship management. Mr. Santilli was employed by Ingersoll Rand Company from March 2008 to April 2009, he served as Vice President of Climate Control Business, Global Rail and Aftermarket. He managed sales, business development, product management, and warehousing and dealer development with indirect procurement, manufacturing and engineering. Mr. Santilli also drove development of new business and rail markets in Australia and India. From March 2006 to February 2008, Mr. Santilli served as Vice-President of Climate Control Aftermarket EMEA at Ingersoll Rand Company. He was responsible for business development, product management, warehousing, procurement, engineering and dealer development with indirect sales. From December 2003 to February 2006, Mr. Santilli served as Vice-President of Customer Relations for Climate Control EMEA at Ingersoll Rand Company. He had operational responsibility for customer satisfaction for customers with total sales aggregating over 1 billion dollars. He served as the Chairman of the Board at MagneGas Corporation and has been its Director since June 21, 2012. Mr. Santilli earned an MBA from Indiana University in 2007 and a B.S. degree in Operations and Strategic Management from Boston College in 1991. Current appointments: CEO & President MagneGas Corp (NASDAQ: MNGA), Executive Advisor QFactory33, Board Advisor Guardian Angels Catholic School and Board Advisor Posimoto Changing Faces.

“We are pleased to have Ermanno join our team and we look forward to accomplishing some great things together in the coming years” said Endurance CEO, Micah J. Eldred.

Santilli added, “Endurance Exploration Group is a fantastic, results driven organization who, with over 400 targeted shipwrecks and the best combination of team and technology, has an exciting future.  I am delighted to be a member of their board”

Endurance Exploration Group LLC was formed in 2009 to explore, from an operational and financial perspective, the feasibility and potential economic return of recovering historic and modern day shipwreck cargos. We began by developing a research methodology with three goals. The first goal was to establish a comprehensive understanding of the larger economic, technological and social trends that lead to the transport of physical wealth across oceans during different historical periods, along with creating a "High Interest" list of shipwrecks and their cargos lost across various historical periods. Conflict, accidents and acts of nature claimed a percentage of all voyages, and many of the shipwrecked vessels are believed to have carried a valuable cargo. Our second objective was to identify, from this prior population of potential shipwreck losses, those shipwrecks that could be legally salvaged and recovered, and the cargos sold, with a positive return on the capital investment required for their location and recovery. Our third goal was to move those projects which had the potential to generate positive investment returns into an operational phase with a high, risk-adjusted, chance of success; and, to develop a portfolio of projects in various stages of research, search, survey and recovery.

From these databases and other searches, we have developed an initial "High Interest" list of approximately 400 shipwrecks. In 2011, we began purchasing key equipment for operations. Our equipment purchases have included a 100-foot survey vessel, tethered side-scan sonar units, and light work-class and inspection Remotely Operated Vehicles (ROV), "Shackleton 1" and "Squirt". Projects code-named "Sailfish" and "Black Marlin" have now reached operational or pre-operational status. For project "Sailfish" we have now surveyed over 700 square miles in the Western Atlantic Ocean in search of a sunken passenger liner carrying a substantial cargo of gold coinage. In addition to this manifest cargo, we also expect to find additional valuables among the personal stores of the ship's passengers. For project "Black Marlin" we have secured a three-year contract with a sovereign island nation in the Indian Ocean for the survey and recovery of a Colonial-era merchant vessel carrying silver. This contract also allows for other potentially valuable "targets of opportunity" within the territorial waters of this nation.

We believe this survey and recovery capability combined with our proprietary research will allow us to conduct approximately two deep-water surveys per yearly weather window, should we have sufficient capital to undertake such operational surveys.

More information about Endurance is available at the follow sites:

http://www.eexpl.com/

www.facebook.com/EnduranceExplorationGroup

Cautionary Information Regarding Forward-Looking Statements.

This Form 8-K and the attached press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "will," or "plans" to be uncertain and forward looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this Form 8-K and in the attached press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated. The information contained in this release is as of May 4, 2016. Endurance Exploration Group, Inc. assumes no obligation to update forward-looking statements contained in this Form 8-K and attached press release as the result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endurance Exploration Group, Inc.
Dated: May 5, 2016	By:	/s/ MICAH ELDRED
Name: Micah Eldred Title: President and Chief Executive Officer

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